UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 11, 2013
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Material Modifications to Rights of Security Holders.

The information contained in Item 5.03 relating to the Continuation (as defined below) is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2013, Vista Gold Corp. (the “Registrant”) changed its jurisdiction of incorporation from the Yukon Territory, Canada to the Province of British Columbia, Canada under the Business Corporations Act (British Columbia) by way of a continuation (the “Continuation”).  The Registrant’s shareholders approved the Continuation at the Registrant’s annual general and special meeting of shareholders held on April 30, 2013.  On June 11, 2013, the Registrant completed the filing of a continuation application with the Registrar of Companies for the Province of British Columbia (the “Registrar of Companies”) and received a Certificate of Continuation from the Registrar of Companies.

As a result of the Continuation, each outstanding common share of Vista Gold Corp., a Yukon Territory corporation ("Vista Yukon"), was immediately and automatically converted into one common share of Vista Gold Corp., a British Columbia corporation ("Vista BC").  As a result, holders of Vista Yukon common shares are now holders of Vista BC common shares and their rights as holders thereof are governed by the Business Corporations Act (British Columbia), and Vista BC's notice of articles and articles are attached hereto as Exhibits 3.2 and 3.3. For a description of the differences between rights of holders of Vista Yukon and Vista BC, see "Corporate Jurisdiction and Amended Articles," in Vista Yukon's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 28, 2013, which description is hereby incorporated by reference herein.  The Continuation did not result in any change in the business, principal facilities, principal business address or the management or directors of the Registrant.  Vista BC will continue to be listed on the NYSE MKT under the symbol "VGZ".

Shareholders may, but will not be required to, exchange their Vista Yukon certificates for certificates of Vista BC.  Until each shareholder has exchanged its certificates, each outstanding Vista Yukon certificate will represent Vista BC shares.  All outstanding derivative securities of Vista Yukon continue to be outstanding derivative securities of Vista BC and as a result of the Continuation automatically become exercisable or convertible, as the case may be, for the same number of shares of Vista BC as they were for shares of Vista Yukon immediately prior to the Continuation, on the same terms and under the same conditions.

Item 8.01 Other Events.

In connection with the completion of the Continuation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Vista BC is deemed registered under Section 12(b) of the Exchange Act and Vista BC has succeeded to Vista Yukon's attributes as the Registrant with respect thereto.

Item 9.01. Exhibits

3.1	Certificate of Continuation
3.2	Notice of Articles
3.3	Articles

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

June 11, 2013	By: /s/John F. Engele
John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Continuation
3.2	Notice of Articles
3.3	Articles